Nationwide Life Insurance Company • Nationwide VLI Separate Account-6

Prospectus supplement dated August 1, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective August 1, 2008, the following changes are made effective:

1. Following the bulleted fund list in the “Variable Investment Options” subsection of the “Policy Investment Options” section, the following paragraph is added:

The policies sold with this prospectus are designed to support active trading strategies that require frequent movement between or among certain Sub-Accounts (except for non-Rydex Variable Trust Sub-Accounts and the following Sub-Accounts of the Rydex Variable Trust: Absolute Return Strategies Fund, Commodities Strategy Fund, Hedged Equity Fund, Multi-Cap Core Equity Fund, and Sector Rotation Fund, which are not available for frequent transfers).  A policy owner who does not wish to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies.

2. The “Sub-Account Portfolio Transfers” subsection of the “Transfers” section is deleted and replaced with the following:

Sub-Account Portfolio Transfers

Prior to the policy’s Maturity Date, you may make transfers among the available Sub-Account portfolios on a daily basis via modes we currently have made available.  We may also permit you to use other modes of communicating a transfer request in the future.  We will process a transfer at the end of the Valuation Period on which we receive your request.

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the NAV per share of the mutual fund in which a Sub-Account portfolio invests.  The mutual fund will determine its NAV once daily as of the close of the regular business session of the NYSE, usually 4:00 p.m. EST, but see the "Valuation of Accumulation Units" section of this prospectus for information about time based restrictions on transfer requests.  An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges.  For more information, see the "In Summary: Fee Tables" and "How Sub-Account Investment Experience is Determined" sections of this prospectus.

The policies sold with this prospectus are designed to support active trading strategies that require frequent movement between or among certain Sub-Account portfolios.  A policy owner who does not intend to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies.

All of the Sub-Accounts corresponding to the underlying mutual fund of the Rydex Variable Trust are available for frequent transfers except for the following:

•	Absolute Return Strategies Fund,
•	Commodities Strategy Fund,
•	Hedged Equity Fund,
•	Multi-Cap Core Equity Fund, and
•	Sector Rotation Fund.

For purposes of this provision, these Sub-Accounts are referred to as the “Rydex limited transfer funds.”

We discourage, and will take action to deter, inappropriate market timing in the policy (frequent trading among non-Rydex Variable Trust underlying mutual funds and Rydex limited transfer funds) because the frequent movement between or among those Sub-Accounts may negatively impact other investors.  Inappropriate market timing can result in:

•	the dilution of the value of the investors' interests in the Sub-Account;

•
underlying mutual fund managers taking actions that negatively impact performance, such as keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests; and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the potentially negative impact of inappropriate market timing of non-Rydex Variable Trust Sub-Accounts and the Rydex limited transfer funds, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed to stop inappropriate market timing while still permitting policy owners to actively trade among the Sub-Accounts of the Rydex Variable Trust.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If our actions do not successfully deter active trading strategies, the performance of Sub-Accounts that are actively traded will be adversely impacted.